Exhibit 99.2

The J. M. Smucker Company

Unaudited Non-GAAP Measures Supplemental Information

(Revised to Reflect the New Non-GAAP Measures Definition)

	Three months ended July 31,
	2013	2012
	(Dollars in millions)
Reconciliation to gross profit:
Gross profit	$492.9	$469.8
Cost of products sold – special project costs	1.5	4.0
Unallocated derivative gains	(4.6)	(19.7)

Gross profit excluding certain items affecting comparability	$489.8	$454.1

Reconciliation to operating income:
Operating income	$213.3	$190.5
Cost of products sold – special project costs	1.5	4.0
Other special project costs	5.8	23.9
Unallocated derivative gains	(4.6)	(19.7)

Operating income excluding certain items affecting comparability	$216.0	$198.7

Reconciliation to net income:
Net income	$126.6	$110.9
Income taxes	62.9	56.4
Cost of products sold – special project costs	1.5	4.0
Other special project costs	5.8	23.9
Unallocated derivative gains	(4.6)	(19.7)

Income before income taxes, excluding certain items affecting comparability	$192.2	$175.5
Income taxes, as adjusted	63.8	59.2

Income excluding certain items affecting comparability	$128.4	$116.3
Weighted-average shares – assuming dilution	105,974,628	110,397,807
Income per common share excluding certain items affecting comparability – assuming dilution	$1.21	$1.05

Certain items affecting comparability include special project costs and unallocated gains or losses on commodity and foreign currency exchange derivatives. Consistent with prior years, special project costs relate to specific restructuring, merger and integration, and pension settlement projects that are each nonrecurring in nature and can significantly affect the year-over-year assessment of operating results. Unallocated derivative gains or losses reflect the changes in fair value of the Company’s commodity and foreign currency exchange contracts and may affect comparability on a year-over-year basis.

The J. M. Smucker Company

Unaudited Non-GAAP Measures Supplemental Information

(Revised to Reflect the New Non-GAAP Measures Definition)

	Three months ended October 31,		Six months ended October 31,
	2013	2012	2013	2012
	(Dollars in millions)
Reconciliation to gross profit:
Gross profit	$552.6	$541.9	$1,045.5	$1,011.7
Cost of products sold – special project costs	2.3	2.4	3.8	6.4
Unallocated derivative losses (gains)	1.5	10.3	(3.1)	(9.4)

Gross profit excluding certain items affecting comparability	$556.4	$554.6	$1,046.2	$1,008.7

Reconciliation to operating income:
Operating income	$250.8	$247.6	$464.1	$438.1
Cost of products sold – special project costs	2.3	2.4	3.8	6.4
Other special project costs	6.9	11.5	12.7	35.4
Unallocated derivative losses (gains)	1.5	10.3	(3.1)	(9.4)

Operating income excluding certain items affecting comparability	$261.5	$271.8	$477.5	$470.5

Reconciliation to net income:
Net income	$153.4	$148.8	$280.0	$259.7
Income taxes	76.6	75.4	139.5	131.8
Cost of products sold – special project costs	2.3	2.4	3.8	6.4
Other special project costs	6.9	11.5	12.7	35.4
Unallocated derivative losses (gains)	1.5	10.3	(3.1)	(9.4)

Income before income taxes, excluding certain items affecting comparability	$240.7	$248.4	$432.9	$423.9
Income taxes, as adjusted	80.2	83.5	144.0	142.7

Income excluding certain items affecting comparability	$160.5	$164.9	$288.9	$281.2
Weighted-average shares – assuming dilution	105,145,966	109,251,455	105,560,298	109,824,632
Income per common share excluding certain items affecting comparability – assuming dilution	$1.53	$1.51	$2.74	$2.56

Certain items affecting comparability include special project costs and unallocated gains or losses on commodity and foreign currency exchange derivatives. Consistent with prior years, special project costs relate to specific restructuring, merger and integration, and pension settlement projects that are each nonrecurring in nature and can significantly affect the year-over-year assessment of operating results. Unallocated derivative gains or losses reflect the changes in fair value of the Company’s commodity and foreign currency exchange contracts and may affect comparability on a year-over-year basis.

The J. M. Smucker Company

Unaudited Non-GAAP Measures Supplemental Information

(Revised to Reflect the New Non-GAAP Measures Definition)

	Three months ended January 31,		Nine months ended January 31,
	2014	2013	2014	2013
	(Dollars in millions)
Reconciliation to gross profit:
Gross profit	$545.2	$536.2	$1,590.7	$1,547.9
Cost of products sold – special project costs	2.9	1.2	6.7	7.6
Unallocated derivative (gains) losses	(4.0)	0.5	(7.1)	(8.9)

Gross profit excluding certain items affecting comparability	$544.1	$537.9	$1,590.3	$1,546.6

Reconciliation to operating income:
Operating income	$263.5	$258.3	$727.6	$696.4
Cost of products sold – special project costs	2.9	1.2	6.7	7.6
Other special project costs	7.1	6.8	19.8	42.2
Unallocated derivative (gains) losses	(4.0)	0.5	(7.1)	(8.9)

Operating income excluding certain items affecting comparability	$269.5	$266.8	$747.0	$737.3

Reconciliation to net income:
Net income	$166.7	$154.2	$446.7	$413.9
Income taxes	79.8	79.8	219.3	211.6
Cost of products sold – special project costs	2.9	1.2	6.7	7.6
Other special project costs	7.1	6.8	19.8	42.2
Unallocated derivative (gains) losses	(4.0)	0.5	(7.1)	(8.9)

Income before income taxes, excluding certain items affecting comparability	$252.5	$242.5	$685.4	$666.4
Income taxes, as adjusted	81.7	82.9	225.7	225.6

Income excluding certain items affecting comparability	$170.8	$159.6	$459.7	$440.8
Weighted-average shares – assuming dilution	104,805,369	108,491,922	105,308,655	109,380,394
Income per common share excluding certain items affecting comparability – assuming dilution	$1.63	$1.47	$4.37	$4.03

Certain items affecting comparability include special project costs and unallocated gains or losses on commodity and foreign currency exchange derivatives. Consistent with prior years, special project costs relate to specific restructuring, merger and integration, and pension settlement projects that are each nonrecurring in nature and can significantly affect the year-over-year assessment of operating results. Unallocated derivative gains or losses reflect the changes in fair value of the Company’s commodity and foreign currency exchange contracts and may affect comparability on a year-over-year basis.

The J. M. Smucker Company

Unaudited Non-GAAP Measures Supplemental Information

(Revised to Reflect the New Non-GAAP Measures Definition)

	Three months ended April 30,		Year ended April 30,
	2014	2013	2014	2013
	(Dollars in millions)
Reconciliation to gross profit:
Gross profit	$440.3	$479.7	$2,031.0	$2,027.6
Cost of products sold – special project costs	2.7	3.9	9.4	11.5
Unallocated derivative losses (gains)	1.8	2.3	(5.3)	(6.6)

Gross profit excluding certain items affecting comparability	$444.8	$485.9	$2,035.1	$2,032.5

Reconciliation to operating income:
Operating income	$191.4	$214.0	$919.0	$910.4
Cost of products sold – special project costs	2.7	3.9	9.4	11.5
Other special project costs	5.8	7.3	25.6	49.5
Unallocated derivative losses (gains)	1.8	2.3	(5.3)	(6.6)

Operating income excluding certain items affecting comparability	$201.7	$227.5	$948.7	$964.8

Reconciliation to net income:
Net income	$118.5	$130.3	$565.2	$544.2
Income taxes	65.2	61.5	284.5	273.1
Cost of products sold – special project costs	2.7	3.9	9.4	11.5
Other special project costs	5.8	7.3	25.6	49.5
Unallocated derivative losses (gains)	1.8	2.3	(5.3)	(6.6)

Income before income taxes, excluding certain items affecting comparability	$194.0	$205.3	$879.4	$871.7
Income taxes, as adjusted	68.8	65.7	294.5	291.3

Income excluding certain items affecting comparability	$125.2	$139.6	$584.9	$580.4
Weighted-average shares – assuming dilution	102,561,353	107,209,912	104,346,587	108,851,153
Income per common share excluding certain items affecting comparability – assuming dilution	$1.22	$1.30	$5.61	$5.33

Certain items affecting comparability include special project costs and unallocated gains or losses on commodity and foreign currency exchange derivatives. Consistent with prior years, special project costs relate to specific restructuring, merger and integration, and pension settlement projects that are each nonrecurring in nature and can significantly affect the year-over-year assessment of operating results. Unallocated derivative gains or losses reflect the changes in fair value of the Company’s commodity and foreign currency exchange contracts and may affect comparability on a year-over-year basis.

The J. M. Smucker Company

Unaudited Non-GAAP Measures Supplemental Information

(Revised to Reflect the New Non-GAAP Measures Definition)

	Year ended April 30,
	2012	2011	2010
Reconciliation to gross profit:
Gross profit	$1,845.2	$1,798.5	$1,786.7
Cost of products sold – special project costs	43.2	54.1	3.9
Unallocated derivative losses (gains)	8.5	(1.2)	2.3

Gross profit excluding certain items affecting comparability	$1,896.9	$1,851.4	$1,792.9

Reconciliation to operating income:
Operating income	$778.3	$784.3	$790.9
Cost of products sold – special project costs	43.2	54.1	3.9
Other special project costs	72.5	59.1	35.5
Unallocated derivative losses (gains)	8.5	(1.2)	2.3

Operating income excluding certain items affecting comparability	$902.5	$896.3	$832.6

Reconciliation to net income:
Net income	$459.7	$479.5	$494.1
Income taxes	241.5	237.7	236.6
Cost of products sold – special project costs	43.2	54.1	3.9
Other special project costs	72.5	59.1	35.5
Unallocated derivative losses (gains)	8.5	(1.2)	2.3

Income before income taxes, excluding certain items affecting comparability	$825.4	$829.2	$772.4
Income taxes, as adjusted	284.2	274.9	250.1

Income excluding certain items affecting comparability	$541.2	$554.3	$522.3
Weighted-average shares – assuming dilution	113,313,567	118,276,086	119,081,445
Income per common share excluding certain items affecting comparability – assuming dilution	$4.78	$4.69	$4.39

Certain items affecting comparability include special project costs and unallocated gains or losses on commodity and foreign currency exchange derivatives. Consistent with prior years, special project costs relate to specific restructuring, merger and integration, and pension settlement projects that are each nonrecurring in nature and can significantly affect the year-over-year assessment of operating results. Unallocated derivative gains or losses reflect the changes in fair value of the Company’s commodity and foreign currency exchange contracts and may affect comparability on a year-over-year basis.